Eaton Corporation
                         2002 Annual Report on Form 10-K
                                   Item 15 (c)
                                 Exhibit 10 (d)


                                EATON CORPORATION

                             1991 STOCK OPTION PLAN

1.       Purpose

The Plan enables professional and management employees who contribute significantly to the success of Eaton Corporation (the "Company") to participate in its future prosperity and growth and further to identify their interests with those of the shareholders. The purpose of the Plan is to provide long-term incentive for gain through outstanding service to the Company and its shareholders and to assist in recruiting and retaining people of ability and initiative in professional and management positions.

2.       Administration

The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee") which shall consist of at least three directors selected by the Board. The Board may also select one or more directors as alternate members of the Committee, who may take the place of any absent member or members at any meeting of the Committee. Members of the Committee are not eligible to be granted an option under the Plan and each shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"). The Committee shall have complete authority to interpret all provisions of the Plan consistent with law, to prescribe the form of instruments evidencing any option or Stock Appreciation Rights granted under the Plan, to adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Plan.

3.       Eligibility

Any salaried employee (including officers) of the Company and any of its subsidiaries (including any subsidiary acquired after adoption of the Plan) who in the judgment of the Committee occupies a professional or management position in which his efforts contribute to the profits or growth of the Company or a subsidiary may be granted an option. Directors of the Company who are not also salaried employees are not eligible to participate in the Plan.

The Committee will designate employees to whom options are to be granted and will specify the number of shares subject to each option.

4.       Shares Subject to Option

Options may be granted under the Plan on or after May 1, 1991. Each option so granted will give the employee the right to purchase a designated number of the Company's common shares with a par value of 50(cent) each ("shares"), (subject to adjustment under Section 9 hereof). Upon exercise of any option or Stock Appreciation Rights, the Company may deliver to the employee authorized but unissued shares, treasury shares, or any combination thereof.

The Committee will maintain records showing the cumulative total of all shares subject to options outstanding under the Plan. The number of shares delivered under the Plan shall not exceed in the aggregate 1,250,000. This number may be adjusted to reflect any change in the capitalization of the Company resulting from a stock dividend or a stock split or other adjustment contemplated by
Section 9 hereof and occurring after the adoption of the Plan. Subject to
Section 6(D) hereof, if an option is terminated or cancelled, in whole or in part, for any reason other than the exercise thereof, the shares allocated to the option or portion thereof so terminated or cancelled may be reallocated to another option or options to be granted under the Plan.

5.       Stock Options

(A) Allotment of Shares

    (1) Subject to the limitations specified in Section 5(A) (2) hereof, the Committee may grant to participants (i) options which are intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422A of the Internal Revenue Code, as amended (the "Code"); (ii) options which are not intended to qualify as Incentive Stock Options; or (iii) both of the foregoing if not granted to a participant in tandem where the exercise of one type of option would reduce the shares available under the other type of option.

    (2) The aggregate fair market value (determined at the time the option is granted) of the shares with respect to Stock Options are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

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    (3) Options which are not Incentive Stock Options may be granted to any participant without regard to the limitation stated in Section 5(A)(2), hereof.

(B) Option Price

The price per share for shares purchased by the exercise of any option granted under the Plan will be the fair market value per share of such shares at the time the option is granted.

(C) Option Period

Each option shall expire on such date as the Committee shall determine, but not later than the tenth anniversary of the date on which the option is granted.

(D) Exercise of Options

    (1)  By a Participant During Continuous Employment

    Subject to the provisions of the Plan, each option granted hereunder shall be exercisable on such date or dates and during such period and for such number of shares as the Committee may determine; provided, however, that in no event shall an option be exercisable prior to six months from the date of grant.

    Subject to the provisions of subparagraphs (2) and (3) of paragraph (D) of this Section 5, an employee may not exercise any part of an option granted under the Plan unless, at the time of such exercise, he has been in the continuous employment of the Company or a subsidiary of the Company since the date the option was granted. The Committee may decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

    No option shall be exercisable after the expiration of ten years from the date the option was granted. During the lifetime of an employee to whom an option is granted, the option may be exercised only by the employee, his attorney-in-fact, or his guardian as hereinafter provided.

    On a case-by-case basis, the Committee may, in its sole discretion, accelerate the schedule of the time or times when an option granted under the Plan may be exercised.

    (2)  By a Former Employee

    No person may exercise an option after he ceases to be an employee of the Company or any subsidiary unless he ceases to be an employee of the Company as a result of normal retirement, early retirement, or disability retirement, either physical or mental, or because of physical or mental disability. In these instances, the option may be exercised by him, his attorney-in-fact, or his guardian, as appropriate, at any time after the date on which he ceases to be an employee (but no later than the end of the fixed term of the option) for the number of shares for which the option could have been exercised at the time he ceased to be an employee, or for such greater number of shares subject to the option as to which the Committee may authorize an acceleration of the schedule of the time or times of exercise under the option.

    (3)  In Case of Death

    If an employee or former employee who was granted an option dies, and at the time of death was entitled to exercise any option granted under the Plan, the option may be exercised within twelve months after the death of the employee or former employee (but no later than the end of the fixed term of the option) by his estate, or by a person who acquires the right to exercise the option by bequest or inheritance. The option may be exercised only for the number of shares for which it could have been exercised at the time the employee or former employee died, or for such greater number of shares subject to the option for which the Committee may authorize an acceleration of the schedule of the time or times of exercise under the option.

    (4)  Purchase of Options Following Death

    Following the death of an employee or former employee who at the time of his death was entitled to exercise any option granted under the Plan, the Company may, at its election, upon the request of the then holder of the option, at any time prior to its exercise, purchase the option at an aggregate price (payable in cash or shares or a combination of both) equal to the excess of the fair market value per share on the date of receipt by the Company of the request over the option price per share, multiplied by the number of shares to which the option was then subject to exercise. Only the number of shares, if any, transferred in payment for options purchased by the Company pursuant to the foregoing sentence shall be charged against the maximum number of shares which may be delivered under the Plan as set forth in Section 4 hereof.

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6. Stock Appreciation Rights

(A) The Committee may grant Stock Appreciation Rights in connection with all or part of any option granted under the Plan, either at the time of the grant of the option or at any time thereafter during the term of the option.

(B) Stock Appreciation Rights entitle the holder of an option in connection with which such Stock Appreciation Rights are granted, upon exercise of the Stock Appreciation Rights, to surrender the option, or any applicable portion thereof, to the extent unexercised, and to receive a number of shares, or cash and shares, determined pursuant to subparagraphs (3) and (4) of paragraph (C) of this Section 6. The option shall, to the extent so surrendered, thereupon cease to be exercisable.

(C) Stock Appreciation Rights shall be subject to the following terms and conditions and to other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee:

   (1) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the option to which they relate shall be exercisable.

   (2) Stock Appreciation Rights shall in no event be exercisable unless and until the holder of the Stock Appreciation Rights has completed at least twelve months of continuous service with the Company or a subsidiary of the Company, or both, immediately following the date upon which the Stock Appreciation Rights were granted.

   (3) Upon exercise of Stock Appreciation Rights, the holder shall be entitled to receive a number of shares equal in aggregate fair market value to the amount by which the fair market value per share on the date of such exercise shall exceed the option price per share of the related option, multiplied by the number of shares in respect of which the Stock Appreciation Rights have been exercised.

   (4) As the Committee shall determine in its discretion, up to one-half of the Company's obligation arising from an exercise of Stock Appreciation Rights may be settled by the payment of cash. Any exercise of Stock Appreciation Rights by an officer of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 involving a partial cash settlement may be made, in accordance with Rule 16b-3, only during a period of time beginning on the third business day following the date of release for publication of any annual or quarterly summary statement of the Company's revenues and earnings and ending on the twelfth business day following that date. Notwithstanding the provisions of subparagraph (3) of paragraph (C) of this
   Section 6, the Committee shall determine a single fair market value of the shares for each exercise period referred to in the preceding sentence, which fair market value shall not be higher than the highest sale price of the shares during the exercise period, as reported on the New York Stock Exchange list of composite transactions, which shall be applicable to all Stock Appreciation Rights exercised by any of the officers of the Company subject to Section 16(b) during the exercise period which involve a partial cash settlement.

(D) To the extent that Stock Appreciation Rights shall be exercised, the option in connection with which the Stock Appreciation Rights have been granted shall be deemed to have terminated for a reason other than the exercise thereof for the purpose of the limitation on the aggregate number of shares that may be delivered under the Plan, and only the number of shares delivered upon the exercise of the Stock Appreciation Rights shall be charged against the maximum number of shares which may be delivered under the Plan, as set forth in Section 4 hereof.

7.       Method of Exercise

Each option or Stock Appreciation Right granted under the Plan shall be deemed exercised when the holder shall indicate the decision to do so in writing delivered to the Company, and, in the case of an option, shall at the same time tender to the Company payment in full for the shares for which the option is exercised, and shall comply with such other reasonable requirements as the Committee may establish pursuant to Section 10 hereof. Payment for the shares shall be made in cash or, in the discretion of the Committee, through delivery of shares or a combination of cash and shares. No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an option or Stock Appreciation Right until a certificate or certificates for the shares have been delivered to such person, estate or other entity.

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An option or Stock Appreciation Right granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such partial exercise of an option or Stock Appreciation Right shall not affect the right to exercise the option or Stock Appreciation Right from time to time in accordance with the Plan for the remaining shares subject to the option or Stock Appreciation Right.

8.       Assignability

No option or Stock Appreciation Right granted to an employee under the Plan shall be transferable by him except by will or the laws of descent and distribution,

9.       Adjustment upon Change of Shares

In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or other events affecting shares of the Company, the number and class of shares then subject to options previously granted under the Plan, and the price per share payable upon exercise of such options, shall be equitably adjusted by the Committee to reflect the change.

10.      Compliance with Law and Approval of Regulatory Bodies

No option and no Stock Appreciation Right shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations, including without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Company's shares may be listed. Any share certificate issued to evidence shares for which an option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No option and no Stock Appreciation Right shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

In the case of the exercise of an option by a person or estate acquiring the right to exercise the option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option and may require such consents and releases of taxing authorities that it may deem advisable.

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11.      General Provisions

Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company or any subsidiary, or shall in any way affect the right and power of the Company or any subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Company might have done if the Plan had not been adopted.

Headings are given to the sections of the Plan solely as a convenience to facilitate reference; such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The use of the masculine gender shall also include within its meanings the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

12.      Amendment

The Board of Directors of the Company may alter, amend or terminate the Plan from time to time, except that no amendment to the Plan may become effective for which approval of the shareholders is necessary for the continued applicability to the Plan of Rule 16b-3.

13.      Duration of the Plan

No option or Stock Appreciation Right shall be granted under the Plan after December 31, 2000. Options and Stock Appreciation Rights granted before that date shall remain valid thereafter in accordance with their terms.

14.      Effective Date of Plan

The Plan was adopted by the Board of Directors of the Company on January 23, 1991. It will become effective if and when approved by shareholders holding a majority of the Company's outstanding common shares entitled to vote at the Annual Meeting of Shareholders in 1991.

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